SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

DWS Alternative Asset Allocation Plus Fund DWS Large Cap Value Fund

Effective March 1, 2010, the following replaces similar footnote disclosure to the Fee Table in the “How Much Investors Pay” section of each fund’s prospectus:

2
The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

Effective March 1, 2010, the following replaces similar disclosure in the “Choosing a Share Class – Class A shares” section of each fund’s prospectus:

Class A shares have an up–front sales charge that varies with the amount you invest:

Your investment	Front–end sales charge as % of offering price1,2	Front–end sales charge as % of your net investment2
Up to $50,000	5.75%	6.10%
$50,000–$99,999	4.50	4.71
$100,000–$249,999	3.50	3.63
$250,000 or more	See below	See below

1	The offering price includes the sales charge.

2	Because of rounding in the calculation of the offering price, the actual front–end sales charge paid by an investor may be higher or lower than the percentages noted.

If you’re investing $250,000 or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (”Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 0.75% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within the following six months. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

January 28, 2010 [DWS INVESTMENTS LOGO] DMF–3690 Deutsche Bank Group

Effective March 1, 2010, the following replaces similar disclosure in the “Choosing a Share Class – Class C shares” section of each fund’s prospectus:

Orders to purchase Class C shares of $250,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

Please Retain This Supplement for Future Reference.

January 28, 2010 DMF–3690